EXHIBIT 10.8


                    SEVENTH AMENDMENT TO EMPLOYMENT AGREEMENT

             SEVENTH AMENDMENT, made and entered into effective as of the 1st day of July, 1996, to the Employment Agreement, dated as of June 30, 1986, by and between SOUND ADVICE, INC., a Florida corporation (the "Employer"), and PETER BESHOURI (the "Employee"), as previously amended by that First Amendment to Employment Agreement, dated as of May 15, 1989, that Second Amendment to Employment Agreement, dated as of October 27, 1989, that Third Amendment to Employment Agreement, dated as of July 1, 1992, that Fourth Amendment to Employment Agreement, dated as of July 1, 1993, that Fifth Amendment to Employment Agreement, dated as of July 1, 1994, and that Sixth Amendment to Employment Agreement, dated as of July 1, 1995 (collectively, the "Agreement").

                              W I T N E S S E T H :

             WHEREAS, the Employee and the Employer mutually desire and each of them is willing, in accordance with the terms and conditions specifically set forth below, to amend the Agreement, it being understood by the Employee and the Employer that all terms and conditions of the Agreement not otherwise modified by this Seventh Amendment thereto shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

             NOW, THEREFORE, for and in consideration of the covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

             1. TERM. Section 2 of the Agreement is hereby amended to provide that the term of the Agreement is hereby extended for another year or until June 30, 1997.

             2. EFFECT. Except as otherwise modified by this Seventh Amendment, all terms, conditions and provisions of the Agreement shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

             3. CAPTIONS. Paragraph titles or captions contained in this Seventh Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Seventh Amendment or the intent of any provision hereof.

             IN WITNESS WHEREOF, the Employee has hereunto set his hand and the Employer has caused this Amendment to be executed by its duly authorized officer effective as of the day and year first above written.

                                                   SOUND ADVICE, INC.

                                                   By:/S/ MICHAEL BLUMBERG
                                                      __________________________
                                                      MICHAEL BLUMBERG, Senior
                                                      Vice President

                                                     EMPLOYEE:

                                                     /S/ PETER BESHOURI
                                                     ___________________________
                                                     PETER BESHOURI



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



                    SEVENTH AMENDMENT TO EMPLOYMENT AGREEMENT

         SEVENTH AMENDMENT, made and entered into effective as of the 1st day of July, 1996, to the Employment Agreement, dated as of June 30, 1986, by and between SOUND ADVICE, INC., a Florida corporation (the "Employer"), and MICHAEL BLUMBERG (the "Employee"), as previously amended by that First Amendment to Employment Agreement, dated as of May 15, 1989, that Second Amendment to Employment Agreement, dated as of October 27, 1989, that Third Amendment to Employment Agreement, dated as of July 1, 1992, that Fourth Amendment to Employment Agreement, dated as of July 1, 1993, that Fifth Amendment to Employment Agreement, dated as of July 1, 1994, and that Sixth Amendment to Employment Agreement, dated as of July 1, 1995 (collectively, the "Agreement").

                              W I T N E S S E T H :

         WHEREAS, the Employee and the Employer mutually desire and each of them is willing, in accordance with the terms and conditions specifically set forth below, to amend the Agreement, it being understood by the Employee and the Employer that all terms and conditions of the Agreement not otherwise modified by this Seventh Amendment thereto shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

         NOW, THEREFORE, for and in consideration of the covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

         1. TERM. Section 2 of the Agreement is hereby amended to provide that the term of the Agreement is hereby extended for another year or until June 30, 1997.

         2. EFFECT. Except as otherwise modified by this Seventh Amendment, all terms, conditions and provisions of the Agreement shall remain effective and continue operating in full force throughout the entire term of the Agreement, as amended.

         3. CAPTIONS. Paragraph titles or captions contained in this Seventh Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Seventh Amendment or the intent of any provision hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set his hand and the Employer has caused this Amendment to be executed by its duly authorized officer effective as of the day and year first above written.

                                                 SOUND ADVICE, INC.

                                                 By:/S/ PETER BESHOURI
                                                    ____________________________
                                                    PETER BESHOURI, President
                                                    and Chief Executive Officer

                                                    EMPLOYEE:

                                                    /S/ MICHAEL BLUMBERG
                                                    ____________________________
                                                    MICHAEL BLUMBERG



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